UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2005

Cold Spring Capital Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-32659	75-3192592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Locust Avenue

Suite 302

New Canaan, Connecticut  06840

(Address of principal executive offices)

(203) 972-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On November 16, 2005, the initial public offering (the “IPO”) of 20,000,000 units (the “Units”) of Cold Spring Capital Inc. (the “Company”) was consummated.  Each Unit consists of one share of common stock, par value $0.001 per share (the “Common Stock”), and two warrants, each of which is exercisable for one share of Common Stock.  The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds to the Company of $120,000,000.  Audited financial statements as of November 16, 2005, reflecting receipt of the proceeds upon consummation of the IPO, have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits

(c)                                       Exhibits.

Exhibit No.:	Description:

Exhibit 99.1	Audited Financial Statements

Exhibit 99.2	Press Release, dated November 16, 2005, issued by Cold Spring Capital Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLD SPRING CAPITAL INC.

	By:	/s/ Joseph S. Weingarten
Joseph S. Weingarten
President and Chief Financial Officer

Date: November 21, 2005